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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             _____________________


                                  FORM 8-K/A
                                 Amendment #1

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  May 31, 2002


                             SPORTSLINE.COM, INC.
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
                (State or other jurisdiction of incorporation)


           0-23337                                    65-0470894
  (Commission File Number)                (I.R.S. Employer Identification No.)


       2200 W. Cypress Creek Road
        Fort Lauderdale, Florida                         33309
(Address of principal executive offices)               (Zip Code)


                                (954) 351-2120
             (Registrant's telephone number, including area code)
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Item 4.  Changes in Registrant's Certifying Accountant.

     As recommended by the Audit Committee of SportsLine.com, Inc. ("SportsLine"), on May 31, 2002, SportsLine's Board of Directors approved the dismissal of Arthur Andersen LLP ("Andersen") as SportsLine's independent auditors and the appointment of Ernst & Young LLP ("E&Y") to serve as SportsLine's independent auditors for the year ending December 31, 2002. The change in auditors is effective immediately.

     During SportsLine's two most recent fiscal years ended December 31, 2001, and the subsequent interim periods through May 31, 2002, there were no disagreements between SportsLine and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with its reports; and there were no reportable events described under Item 304(a)(1)(v) of Regulation S-K.

     The audit reports of Andersen on the consolidated financial statements of SportsLine as of and for the fiscal years ended December 31, 2000 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. A letter from Andersen is attached hereto as Exhibit 16.1, indicating its concurrence with the disclosures in this and the preceding paragraph.

     During SportsLine's two most recent fiscal years ended December 31, 2001, and the subsequent interim periods through May 31, 2002, SportsLine did not consult with E&Y with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on SportsLine's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits

     16.1 Letter from Arthur Andersen to the Securities and Exchange Commission dated June 13, 2002.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SPORTSLINE.COM, INC.



Date:  June 14, 2002                    By:/s/ Kenneth W. Sanders
                                           ---------------------------
                                               Kenneth W. Sanders
                                               Chief Financial Officer

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                             SPORTSLINE.COM, INC.

                               INDEX TO EXHIBITS

Exhibit
Number   Description
-------  -----------

16.1 Letter from Arthur Andersen to the Securities and Exchange Commission dated June 13, 2002.

                                       4